                                                                   EXHIBIT 10.71

================================================================================



                           Pan American Bank, F.S.B.
                                    Seller


                                      and


                   AMRESCO Residential Capital Markets, Inc.
                                     Buyer



                      CONTINUING LOAN PURCHASE AGREEMENT


                               February 27, 1997



          Fixed and Adjustable First Lien Residential Mortgage Loans

================================================================================

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
SECTION 1  DEFINITIONS ...............................................     1
     Section 1.1  Defined Terms ......................................     1
                  -------------
     Section 1.2  Other Terms ........................................     7
                  -----------

SECTION 2  PURCHASE OF LOANS AND TRANSFER OF SERVICING ...............     7
     Section 2.1  Notice of Availability .............................     7
                  ----------------------
     Section 2.2  Buyer's Offer and Seller's Acceptance ..............     8
                  -------------------------------------
     Section 2.3  Purchase of Loans and Transfer of Servicing Rights .     9
                  --------------------------------------------------
     Section 2.4  Purchase Price .....................................     9
                  --------------
     Section 2.5  Transfer of Servicing ..............................     9
                  ---------------------
     Section 2.6  Sale Treatment .....................................     9
                  --------------

SECTION 3  SETTLEMENT ................................................    10
     Section 3.1  Place and Time of Settlement .......................    10
                  ----------------------------
     Section 3.2  Seller's Deliveries on Settlement Date .............    10
                  --------------------------------------
     Section 3.3  Buyer's Deliveries at Settlement ...................    10
                  --------------------------------

SECTION 4  REPRESENTATIONS AND WARRANTIES ............................    10
     Section 4.1  General Representations and Warranties of Seller ...    10
                  ------------------------------------------------
     Section 4.2  Representations and Warranties of Seller Regarding
                  --------------------------------------------------
                  the Offered Loans ..................................    13
                  -----------------
     Section 4.3  Representations and Warranties of Seller Regarding
                  --------------------------------------------------
                  the Loans ..........................................    14
                  ---------
     Section 4.4  General Representations and Warranties of Buyer ....    23
                  -----------------------------------------------

SECTION 5  PRE-SETTLEMENT COVENANTS ..................................    24
     Section 5.1  Continued Servicing ................................    24
                  -------------------
     Section 5.2  Preparation of Assignments .........................    25
                  --------------------------
     Section 5.3  IRS Reporting ......................................    25
                  -------------
     Section 5.4  Compliance with Law ................................    25
                  -------------------
     Section 5.5  No Sale of Assets ..................................    26
                  -----------------
     Section 5.6  Private Mortgage Insurance .........................    26
                  --------------------------

SECTION 6 POST-SETTLEMENT COVENANTS ..................................    26
     Section 6.1  Notice of Servicing Transfer .......................    26
                  ----------------------------
     Section 6.2  IRS Examination ....................................    26
                  ---------------

     Section 6.3  Tax on Sale ........................................    27
                  -----------
     Section 6.4  Books and Records ..................................    27
                  -----------------
     Section 6.5  On-Site Reviews ....................................    27
                  ---------------
     Section 6.6  Financial Statements ...............................    27
                  --------------------
     Section 6.7  Post-Servicing Transfer Date Loan Payments .........    27
                  ------------------------------------------
     Section 6.8  Transfer of Servicing Rights and PMI ...............    27
                  ------------------------------------
     Section 6.9  Delivery of Original Mortgage ......................    28
                  -----------------------------
     Section 6.10 Confidentiality ....................................    28
                  ---------------
     Section 6.11 Continued Cooperation ..............................    28
                  ---------------------
     Section 6.12 Covenant to Cooperate ..............................    28
                  ---------------------
     Section 6.13 No Personal Solicitation ...........................    29
                  ------------------------

SECTION 7  CONDITIONS TO SETTLEMENT ..................................    29
     Section 7.1  Conditions to Buyer's Obligations ..................    29
                  ---------------------------------
     Section 7.2  Opinion of Counsel .................................    31
                  ------------------
     Section 7.3  Conditions to Seller's Obligations .................    31
                  ----------------------------------

SECTION 8  SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES .....    32

SECTION 9  POST-SETTLEMENT REPURCHASE AND ADJUSTMENTS ................    32
     Section 9.1  Repurchase Obligations .............................    32
                  ----------------------
     Section 9.2  Repurchase Price ...................................    34
                  ----------------
     Section 9.3  Post-Settlement Adjustments to Purchase Price ......    35
                  ---------------------------------------------

SECTION 10 INDEMNIFICATION ...........................................    35
     Section 10.1 Seller's Indemnification ...........................    35
                  ------------------------
     Section 10.2 Buyer's Indemnification ............................    35
                  -----------------------
     Section 10.3 Indemnification Procedures .........................    36
                  --------------------------

SECTION 11 TERMINATION ...............................................    37
     Section 11.1 Termination by Either Party ........................    37
                  ---------------------------
     Section 11.2 Termination by Buyer ...............................    37
                  --------------------
     Section 11.3 Effect of Termination ..............................    38
                  ---------------------

SECTION 12 MISCELLANEOUS .............................................    38
     Section 12.1  No Waiver .........................................    38
                   ---------
     Section 12.2  Amendment and Modification ........................    39
                   --------------------------
     Section 12.3  Notices ...........................................    39
                   -------
     Section 12.4  Expenses ..........................................    40
                   --------
     Section 12.5  No Remedy Exclusive ...............................    40
                   -------------------
     Section 12.6  Independent Contractor ............................    40
                   ----------------------
     Section 12.7  Severability ......................................    41
                   ------------
     Section 12.8  Entire Agreement ..................................    41
                   ----------------
     Section 12.9  Assignment ........................................    41
                   ----------
     Section 12.10 Captions ..........................................    41
                   --------
     Section 12.11 Governing Law .....................................    41
                   -------------
     Section 12.12 Counterparts ......................................    41
                   ------------
     Section 12.13 Drafting ..........................................    41
                   --------
     Section 12.14 Choice of Forum ...................................    41
                   ---------------
     Section 12.15 WAIVER OF JURY TRIAL ..............................    42
                   --------------------


                            EXHIBITS AND SCHEDULES
                            ----------------------

EXHIBIT A - Form of Bill of Sale and Assignment
     SCHEDULE 1 TO BILL OF SALE AND ASSIGNMENT

EXHIBIT B - Form of Offer and Acceptance
     SCHEDULE 1 TO OFFER AND ACCEPTANCE

EXHIBIT C - CONTENTS OF LEGAL FILE

EXHIBIT D - CONTENTS OF CREDIT FILE
     SCHEDULE 2.1
     SCHEDULE 4.2(b) (A)

EXHIBIT E - OPINION OF COUNSEL

EXHIBIT F - OFFICER'S CERTIFICATE

ATTACHMENT 1 - COLLECTION ACCOUNT LETTER AGREEMENT

                      CONTINUING LOAN PURCHASE AGREEMENT
                      ----------------------------------


          THIS CONTINUING LOAN PURCHASE AGREEMENT (this "Agreement") is made and
                                                         ---------
entered into this 27th day of February, 1997 by and between AMRESCO Residential Capital Markets, Inc., a Delaware corporation ("Buyer"), and Pan American Bank,
                                                -----
F.S.B., a federal savings bank ("Seller").
                                 ------

          WHEREAS, Seller is engaged in the business of originating, acquiring and servicing fixed and adjustable rate, closed-end single-family residential mortgage loans, and has proposed to offer to sell portfolios of such loans to Buyer from time to time subject to Buyer's review and acceptance of all or any part of each such portfolio; and

          WHEREAS, Seller desires from time to time to sell to Buyer, and Buyer desires from time to time to purchase from Seller certain loans due and to become due thereunder.

          NOW THEREFORE, in consideration of the premises and other covenants contained herein, Buyer and Seller agree as follows:


SECTION 1 DEFINITIONS

     Section 1.1  Defined Terms
                  -------------

     "Affiliate": With respect to any Person, any other Person that, directly or
      ---------
indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Person specified.

     "Acceptance": Seller's acceptance of Buyer's Offer.
      ----------

     "Accepted Servicing Practices": With respect to any Loan, written servicing
      ----------------------------
procedures that Seller would follow in servicing first lien residential mortgage loans held for its own account, giving due consideration to those mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as such Loan in the jurisdiction where the related Mortgaged Property is located.

     "Adjustable Rate Loan": A Loan which provides for the adjustment of the
      --------------------
Mortgage Interest Rate payable in respect thereto.

     "Appraised Value": With respect to any Mortgaged Property, the lesser of
      ---------------
(i) the value thereof as determined by an appraisal made for the originator of the Loan at the time of origination of the Loan by an appraiser who met the minimum requirements of FNMA and FHLMC, and (ii) the purchase price paid for the related Mortgaged Property by the Obligor


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                  Page 1
with the proceeds of the Loan, provided, however, in the case of a Refinanced Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Loan at the time of origination of such Refinanced Loan by an appraiser who met the minimum requirements of FNMA and FHLMC.

     "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer
      ----------------------
or equivalent instrument, in recordable form, which when recorded is sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale of the Mortgage to Buyer, or its assignee.

     "Bid Percentage": A percentage, determined by Buyer in its sole discretion,
      --------------
on which the Purchase Price is based.

     "Bill of Sale": Each bill of sale and assignment in the form attached
      ------------
hereto as Exhibit A, which evidences the sale and acquisition of a portfolio of
          ---------
Loans and to which Seller shall attach, as Schedule 1, the Loan Schedule,
                                           ----------
listing the Loans to be purchased pursuant to such Bill of Sale.

     "Business Day": A day other than Saturday, Sunday, or any other day on
      ------------
which Seller or Buyer is not regularly open for business.

     "Buyer": AMRESCO Residential Capital Markets, Inc., a Delaware corporation.
      -----

     "Collection Account": The trust account or accounts which are created and
      ------------------
maintained by the Seller for collection of principal and interest, insurance proceeds, any Repurchase Price or any other proceeds from the Loan received by the Seller from the Settlement Date until the Servicing Transfer Date.

     "Credit File": The file containing those items listed in Exhibit D attached
      -----------                                             ---------
hereto, and any additional documents required to be added thereto pursuant to this Agreement.

     "Custodial Agreement": The Amended and Restated Master Custodial Agreement
      -------------------
dated as of November 1, 1995 executed by and between Buyer and Custodian.

     "Custodian": Bankers Trust Company of California, N.A.
      ---------

     "Cut-off Date": The date as of which the Principal Balance and the Pool
      ------------
Balance are determined for purposes of the Offered Loan Schedule.

     "Deleted Loan": A Loan which is repurchased or substituted with a Qualified
      ------------
Substitute Loan by Seller in accordance with the terms of this Agreement.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                  Page 2

     "Due Date": The day of the month on which each Monthly Payment is due on a
      --------
Loan, exclusive of any grace period.

     "Due Diligence Period": The period as proposed in the Notice of
      --------------------
Availability, or as otherwise agreed to by Buyer and Seller in the Letter of Intent. During such period Seller shall make the Mortgage File and any information, records and files pertaining to the Offered Loans available to Buyer at its offices located in Ontario, California or at any other location mutually agreed upon by Buyer and Seller.

     "ECOA": The Equal Credit Opportunity Act, 15 U.S.C. (S) 1601.
      ----

     "Escrow Payment": The amounts constituting ground rents, taxes,
      --------------
assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Obligor with the mortgagee pursuant to the Mortgage or any other document.

     "Excluded Loans": The Offered Loans owned by Seller and offered for sale to
      --------------
Buyer pursuant to a Notice of Availability, which Offered Loans Buyer elects not to purchase and which Excluded Loans shall be deleted from the Loan Schedule.

     "FHLMC": The Federal Home Loan Mortgage Corporation, or any successor
      -----
thereto.

     "Fixed Rate Loan": A Loan which provides for a fixed Mortgage Interest Rate
      ---------------
payable with respect thereto.

     "FNMA": The Federal National Mortgage Association, or any successor
      ----
thereto.

     "GNMA": The Governmental National Mortgage Association, or any successor
      ----
thereto.

     "Interest Rate Adjustment Date": With respect to an Adjustable Rate Loan,
      -----------------------------
the date on which the Mortgage Interest Rate is adjusted with respect to such Loan. The first Interest Rate Adjustment Date for each Adjustable Rate Loan is the date set forth on the Loan Schedule.

     "IRS": The Internal Revenue Service, or any successor thereto.
      ---

     "Legal Fees": With respect to any indemnified party, any and all fees,
      ----------
costs, and expenses of any kind reasonably incurred by such party or its counsel in investigating, preparing for, defending against, or providing evidence, producing documents, or taking other action with respect to, any threatened or asserted claim.

     "Legal File": The file containing those items listed in Exhibit C attached
      ----------                                             ---------
hereto, and any additional documents required to be added thereto pursuant to this Agreement.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                  Page 3

     "Letter of Intent": A letter from Buyer to Seller, based solely upon
      ----------------
information provided in the Notice of Availability, proposing an indicative bid for the Offered Loans, and setting forth the required Due Diligence Period.

     "Loan": Each loan selected by Buyer for purchase from the Offered Loans
      ----
owned by Seller, which Loans shall be listed in the Loan Schedule attached as
Schedule 1 to each Acceptance and Bill of Sale.
----------

     "Loan Package": Collectively, the Loans listed on a single Loan Schedule.
      ------------

     "Loan Schedule": The schedule of Loans attached to an Acceptance, and shall
      -------------
be the Offered Loan Schedule revised to delete the Excluded Loans.

     "Loan-To-Value Ratio" or "LTV": The ratio of the outstanding principal
      ----------------------------
amount of the Loan as of the origination date to the lesser of (a) the Appraised Value of the related Mortgaged Property or (b) if the Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

     "Monthly Payment": The scheduled monthly payment of principal and interest
      ---------------
on a Loan.

     "Mortgage": Any mortgage, deed of trust, security deed, or other similar
      --------
instrument creating a first lien on residential real property to secure repayment of such Loan, or a certified copy thereof.

     "Mortgage File": The Credit File and the Legal File for any Loan.
      -------------

     "Mortgage Interest Rate": The current annual rate of interest borne on a
      ----------------------
Note, net of any primary mortgage guaranty insurance premium.

     "Mortgage Interest Rate Margin": With respect to Adjustable Rate Loans, the
      -----------------------------
percentage above the specified index identified in the related Note for the purpose of calculating the applicable Mortgage Interest Rate.

     "Mortgaged Property": The property subject to such Mortgage.
      ------------------

     "New Servicer": Advanta Mortgage Corp. USA, a Delaware corporation.
      ------------

     "Note": The original promissory note or other original evidence of
      ----
indebtedness executed by the respective Obligor to evidence such Obligor's indebtedness under such Loan.

     "Notice of Availability": Each notice from Seller to Buyer that a portfolio
      ----------------------
of Offered Loans and the right to service each such Offered Loan is available to Buyer pursuant to the


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                  Page 4
procedures set forth in Section 2.1, which Notice of Availability may be in the
                        -----------
form of a written or verbal communication or contained on a diskette and shall include, or in the case of a verbal communication be followed by, an Offered Loan Schedule.

     "Notice Date": The date on which Seller sends such Notice of Availability
      -----------
to Buyer.

     "Obligor": Any person obligated for payment of such Offered Loan or who has
      -------
transferred or assigned any property interest to Seller to secure payment of such Offered Loan.

     "Offer": A letter from Buyer to Seller identifying the Offered Loans which
      -----
Buyer proposes to purchase and the applicable Bid Percentage, which Offer shall be in the form attached hereto as Exhibit B.
                                  ---------

     "Offered Loan": A mortgage loan that is secured by a first position lien on
      ------------
completed, one-to-four family residential real estate, and that Seller owns and offers to Buyer to purchase pursuant to a Notice of Availability.

     "Offered Loan Schedule": The schedule of Offered Loans related to the
      ---------------------
particular Notice of Availability, which lists to the extent and as available the mapping document information relating to each Offered Loan required to be included with each Notice of Availability, as set forth in Schedule 2.1 attached
                                                           ------------
to this Agreement, and which shall be in electronic format and, if requested by Buyer, hard copy.

     "Person": Any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Pool Balance": With respect to each Offer and each portfolio of Loans to
      ------------
be purchased pursuant to this Agreement, the aggregate outstanding Principal Balance of the Loans as of the related Cut-off Date.

     "Principal Balance": With respect to an Offered Loan and a particular
      -----------------
Offer, the unpaid principal balance of such Loan as of the Cut-off Date, as shown on the books and records of Seller; provided that the Principal Balance shall not include any accrued but unpaid fees or charges.

     "Purchase Price": With respect to each Bill of Sale, the price paid by
      --------------
Buyer for the Loans acquired pursuant to such Bill of Sale, which shall be calculated according to the following formula:

          (a)   the product of

                (i)  the Bid Percentage and


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                  Page 5

                (ii) the Pool Balance minus the aggregate amount of all payments of principal made to Seller on the Loans acquired from the Cut-off Date up to, but not including, the Settlement Date,

          (b) plus accrued but unpaid interest on each of the Loans acquired at the applicable per annum interest rate, as set forth on the Loan Schedule from the Cut-off Date up to, but not including, the Settlement Date,

          (c) minus the aggregate amount of all payments of charges and fees in connection with the Loans made to Seller from the Cut-off Date up to, but not including, the Settlement Date.

     "Qualified Substitute Loan": A mortgage loan eligible to be substituted by
      -------------------------
the Seller for a Deleted Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, equal to or less than the outstanding principal balance of the Deleted Loan; (ii) have a Mortgage Interest Rate (with respect to Fixed Rate Loans) or a Mortgage Interest Rate Margin (with respect to Adjustable Rate Loans) at least equal to the Mortgage Interest Rate or the Mortgage Interest Rate Margin, respectively, of the Deleted Loan; (iii) have a remaining term to maturity not greater than that of the Deleted Loan and not more than one year less than, that of the Deleted Loan; (iv) comply with each representation and warranty set forth in Sections 4.1, 4.2 and 4.3; (v) be the
                                         -------------------------
same property type (i.e., one family, condominium, etc.) or be a single family
                    ----
dwelling and the same occupancy status or be a primary residence as the Deleted Loan; (vi) not provide for a "balloon" payment if the Deleted Loan did not provide for a "balloon" payment (and if such Deleted Loan provided for a "balloon" payment, the Qualified Substitute Loan shall have an original maturity of not less than the original maturity of the Deleted Loan); and (vii) satisfy at a minimum the Loan characteristics of the Deleted Loan, including, but not limited to, the credit grade requirements, LTV and qualifications for inclusion in a "real estate mortgage investment conduit".

     "Repurchase Price": The amount described in Section 9.2 of this Agreement.
      ----------------                           -----------

     "Residential Dwelling": Except as excluded below, any one of the following:
      --------------------

          (i)   a one family dwelling, either attached or detached,

          (ii)  a two to four family dwelling,

          (iii) a one family dwelling unit in a condominium project that meets the eligibility requirements of FNMA, or

AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                  Page 6

          (iv)  a detached one family dwelling in a planned unit development.

Mortgaged Properties that consist of the following property types are not
                                                                      ---
eligible for sale to the Buyer: (a) co-operative units, (b) log homes, except when the appraisal indicates that the property is in a market where log homes are not unusual, at least two of the comparables are also of log construction and the log home has no deferred maintenance and a complete set of functioning modern appliances, (c) earthen homes, (d) underground homes, (e) mobile homes,
(f) manufactured homes (as defined in the FNMA Seller-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park" and (g) none of which is situated on more than ten acres of property.

     "RESPA": Real Estate Settlement Procedures Act, 12 U.S.C. (Section Symbol)
      -----
2601 et seq.
     ------

     "Seller": Pan American Bank, F.S.B., a federal savings bank.
      ------

     "Servicing Transfer Date": The date which is at least fifteen (15) days but
      -----------------------
no more than thirty (30) days after the date on which Seller sends its notices pursuant to Section 6.1 and on which Seller transfers to the New Servicer all
            -----------
servicing responsibilities relating to all the Loans sold on the corresponding Settlement Date pursuant to Section 2.5.
                            ------------

     "Settlement" or "Settlement Date": Each date mutually agreed upon by the
      -------------------------------
parties on which Seller sells and Buyer acquires a portfolio of Loans.

     "TILA": The Truth in Lending Act, 15 U.S.C. (Section Symbol) 1600 et seq.
      ----

     Section 1.2  Other Terms
                  -----------

          (a) Accounting and financial terms used herein and not otherwise defined in this Agreement shall be construed in accordance with generally accepted accounting definitions and principles as consistently applied.

          (b) Words used in this Agreement in the singular, where the context so permits, shall be deemed to include the plural, and vice versa.

SECTION 2 PURCHASE OF LOANS AND TRANSFER OF SERVICING

     Section 2.1  Notice of Availability.
                  ----------------------

          (a) From time to time, Seller may make available to Buyer and Buyer may offer to purchase any or all of the Offered Loans listed in a Notice of Availability on a servicing-released basis pursuant to the terms of this Agreement.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                  Page 7

          (b) Each Notice of Availability shall be either communicated verbally to Buyer or sent to Buyer by hand delivery or overnight courier. Such Notice of Availability shall indicate a proposed Closing Date, which shall be at least fifteen (15) Business Days after the date of such Notice of Availability.

          (c) Based upon the information contained in the Notice of Availability, the Buyer may submit a Letter of Intent to Seller. Seller shall have three (3) Business Days to accept such Letter of Intent.

          (d) Upon acceptance of the Letter of Intent by Seller, Buyer shall commence due diligence on the Offered Loans, at the conclusion of which Buyer may submit an Offer. Seller shall deliver an Offered Loan Schedule with each Notice of Availability, which shall include information relating to each Offered Loan generally in accordance with the format and criteria set forth in Schedule 2.1 to this Agreement. Seller shall bear all costs of sending or communicating the Notice of Availability and Offered Loan Schedule to Buyer.

     Section 2.2  Buyer's Offer and Seller's Acceptance.
                  -------------------------------------

          (a) If Buyer chooses to submit an offer to purchase any or all of the Offered Loans, Buyer shall send an Offer to Seller by overnight mail for delivery the following day or by facsimile, within a reasonable period of time after the end of the Due Diligence Period. If the Offer is sent by facsimile, the original Offer shall be sent to Seller by overnight mail for delivery the following day. The Offer shall attach the Offered Loan Schedule (minus the Excluded Loans) and shall set forth the Bid Percentage(s).

          (b) To accept the Offer, Seller shall, within two (2) Business Days after Seller's receipt of the Offer, execute and return, by facsimile, an Acceptance, with an original, which shall have attached thereto a Loan Schedule, sent by overnight courier for delivery the following day. If Buyer has not received an executed Acceptance by facsimile within 2 Business Days after Seller's receipt of the Offer, Buyer's Offer to purchase the Loans pursuant to the terms of the Offer shall automatically expire, unless Buyer agrees, in writing, to extend the period for acceptance of the Offer.

          (c) By executing the Acceptance, Seller agrees to execute the Bill of Sale and to sell on the related Settlement Date the Loans set forth in the related Loan Schedule (as such Loan Schedule may be amended by mutual agreement of Seller and Buyer to reflect the actual Loans accepted by Buyer as of the Settlement Date) for a Purchase Price based on the Bid Percentage set forth in the Offer and the Acceptance, and to perform all obligations of Seller contained in Section 3.2 of this Agreement.
                            -----------


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                  Page 8

     Section 2.3  Purchase of Loans and Transfer of Servicing Rights.
                  --------------------------------------------------

          (a) By execution of a Bill of Sale on a Settlement Date, subject to the terms and conditions set forth in this Agreement,

                  (i) Seller shall sell, transfer, assign, and convey to Buyer, without recourse, but subject to the terms of this Agreement, and Buyer shall purchase and take on such Settlement Date, all of Seller's right, title, and interest in and to the Loans listed in the Loan Schedule attached to such Bill of Sale;

                  (ii) Seller shall sell, transfer, assign, and convey to Buyer, and Buyer shall purchase and take on such Settlement Date, all of Seller's right, title, and interest in and to all escrow deposits held in connection with the Loans listed in the Loan Schedule attached to such Bill of Sale; and

                  (iii) Seller shall also irrevocably assign to Buyer, and Buyer shall take on such Settlement Date, Seller's right to service each Loan sold pursuant to the Bill of Sale and to collect any servicing fee in connection with such Loan, which Buyer shall subsequently assign to New Servicer.

     Section 2.4  Purchase Price. The Purchase Price for the Loans purchased on
                  --------------
each Settlement Date shall be based on the Bid Percentage set forth in the Offer and the Acceptance and shall be calculated according to the formula set forth in the definition of the term Purchase Price.

    Section 2.5  Transfer of Servicing. As of each Settlement Date, Seller shall
                 ---------------------
transfer to Buyer any and all rights to service the Loans sold on the related Settlement Date, including but not limited to Seller's right to receive all payments and receivables with respect to the Loans. Buyer may, at its option, transfer the rights to service the Loans to New Servicer. Notwithstanding the foregoing, Seller shall continue to service the Loans for Buyer following the Settlement Date and until the corresponding Servicing Transfer Date as set forth in Section 5.1; provided, however, that Seller shall not take any action which
   -----------  --------  -------
would modify any Loan without the prior written consent of Buyer. New Servicer shall assume responsibility for servicing the Loans on and after such Servicing Transfer Date. Seller shall ensure that all escrow balances are received by Buyer or, at Buyer's option to New Servicer, on the Servicing Transfer Date. If such balances are not received by Buyer within ten (10) days, Seller shall remit to Buyer, or at its option, to New Servicer, in immediately available funds, an amount equal to said balances. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to any servicing compensation or reimbursement for such expenses.

    Section 2.6  Sale Treatment. The sale of each Loan shall be reflected on the
                 --------------
Seller's balance sheet and other financial statements as a sale of assets by the Seller.


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

SECTION 3 SETTLEMENT

     Section 3.1  Place and Time of Settlement. Each Settlement shall take place
                  ----------------------------
at Seller's place of business in San Mateo, California or at such other place as the parties may agree, on the Settlement Date, which shall be within 2 Business Days of the satisfaction of all conditions to Settlement, as set forth herein.

     Section 3.2  Seller's Deliveries on Settlement Date. On or before each
                  --------------------------------------
Settlement Date, Seller shall deliver at its sole cost and expense the following to Buyer:

          (a) a Bill of Sale, executed by Seller, substantially in the form of Exhibit A, with respect to the Loans sold at such Settlement;
        ---------

          (b) as required by RESPA, the form of notice of servicing transfer, to be sent by Seller pursuant to Section 6.1 for each Loan, which
                                                -----------
     form shall indicate the date on which it shall be sent by Seller;

          (c) the Mortgage File with respect to each Loan sold at such Settlement, the contents of which are subject to the approval of Buyer and its legal counsel;

          (d) evidence satisfactory to Buyer of Seller's authority to execute the endorsements, assignments, and Bills of Sale; and

          (e) all other documents, instruments and writings required to be delivered by Seller prior to or at such Settlement pursuant to Section 7.1
                                                                    -----------
     of this Agreement or as reasonably requested by Buyer.

     Section 3.3  Buyer's Deliveries at Settlement. At each Settlement, Buyer
                  --------------------------------
shall deliver to Seller the Purchase Price for the Loans sold at such Settlement by wire transfer of immediately available funds in U.S. dollars to the account designated by Seller, subject to any adjustments required hereunder.

SECTION 4 REPRESENTATIONS AND WARRANTIES

     Section 4.1  General Representations and Warranties of Seller. As of the
                  ------------------------------------------------
date hereof, and as of each Settlement Date, Seller represents and warrants as follows:

          (a)     Organization. Seller is a savings bank, duly organized,
                  ------------
     validly existing, and in good standing under the laws of the United States of America, and is qualified and authorized to transact business in, and is in good standing under the laws of, each state where a Mortgaged Property is located and each jurisdiction in which it is required to be qualified in order to conduct its business. Seller has the requisite corporate power and authority to


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 10
     own and operate its properties, and holds all required licenses, certificates and permits, if necessary, to carry on its business as it is now being conducted, and to consummate the transactions contemplated by this Agreement.

          (b)     Authorization of this Agreement. Seller has the requisite
                  -------------------------------
     corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

          (c)     Ordinary Course of Business. The consummation of the
                  ---------------------------
     transactions contemplated by this Agreement are in the ordinary course of business of Seller, and the transfer, assignment and conveyance of the Notes and the Mortgages by Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          (d)     No Conflict or Violation. The execution and delivery of this
                  ------------------------
     Agreement by Seller does not, and the performance of this Agreement by Seller will not, (i) result in a violation of or conflict with any provisions of the charter or by-laws or equivalent governing instruments of Seller or any material agreement to which Seller is a party, (ii) violate any law, rule, regulation, code, ordinance, judgment, injunction, order, writ, decree, or ruling applicable to Seller, or (iii) conflict with or violate any agreement, permit, concession, grant, franchise, license, or other governmental authorization or approval necessary for sale of the Loans by Seller. No regulatory approvals or consents are required with respect to Seller's consummation of the transactions contemplated by this Agreement.

          (e)     Litigation. No action, suit, proceeding, or governmental
                  ----------
     investigation or inquiry is currently pending, or to the knowledge of Seller, threatened against Seller which, if adversely determined, would have a material adverse effect on the business, combined assets or financial condition of Seller or on the Loans or would prevent the consummation of the transactions contemplated by this Agreement.

          (f)     Financial Condition. Seller has previously furnished Buyer
                  -------------------
     with Seller's most recent audited financial statements, together with the respective reports thereon of the Seller's independent public accountants, and Seller's most recent unaudited financial statements, each of which has been prepared in accordance with generally accepted accounting principles.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 11

     Each of the balance sheets included in the financial statements sets forth Seller's financial condition as of the date thereof, and there have been no material adverse changes in Seller's business or financial conditions since that date.

          (g)     Accuracy of Statements. Neither this Agreement, nor any
                  ----------------------
     statement, report, or other document furnished or to be furnished pursuant to this Agreement, or in connection with the transaction contemplated hereby, contains any untrue statement of fact by Seller, or omits to state a fact necessary to make the statements of Seller contained therein not misleading.

          (h)     Fidelity Bond. Upon request, Seller will deliver to Buyer a
                  -------------
     true and correct copy of Seller's fidelity bond and Seller's errors and omissions policy, and/or certificates evidencing the same as currently in effect, the amounts and coverages of both of which will be acceptable to Buyer. Seller shall, at its own expense, maintain a fidelity bond and an errors and omissions policy, in amounts at least as great as, and with the coverages at least as broad as, those currently in effect. Seller shall, upon request, furnish proof of such coverage at or before the first Settlement and, upon request, annually thereafter.

          (i)     Ability to Perform; Solvency. Seller does not believe, nor
                  ----------------------------
     does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. Seller is solvent and the sale of the Loans will not cause Seller to become insolvent. The sale of the Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

          (j)     No Consent Required. No consent, approval, authorization or
                  -------------------
     order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of or compliance by Seller with this Agreement or the Loans, or the sale of the Loans to the Buyer or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to each Settlement Date.

          (k)     Selection Process. The Loans were not intentionally selected
                  -----------------
     in a manner intended to adversely affect the interest of the Buyer.

          (1)     Commissions to Third Parties. Seller has not dealt with any
                  ----------------------------
     broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with this transaction other than the Buyer except as Seller has previously disclosed to Buyer in writing.

          (m)     Fair Consideration. The consideration received by Seller upon
                  ------------------
     the sale of the Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Loans.


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

          (n)     HUD Approval. Seller is a mortgagee approved by the Secretary
                  ------------
     of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended.

          (o)     Sale Treatment. The Seller has determined that the disposition
                  --------------
     of the Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

     Section 4.2  Representations and Warranties of Seller Regarding the Offered
                  --------------------------------------------------------------
Loans. With respect to each Notice of Availability, Seller and any of its
-----
Affiliates represents and warrants to Buyer that as of the corresponding Notice
Date:

          (a)     Accuracy of Statements. The information contained in the
                  ----------------------
     Offered Loan Schedule and all information provided regarding delinquencies in the Offered Loans are true and correct in all respects. Neither the Offered Loan Schedule nor the Mortgage File nor any other document furnished in connection with this transaction contains any untrue statement of fact by Seller or its Affiliates, or omits to state a fact, necessary to make the statements of Seller or its Affiliates contained therein not misleading.

          (b)     Origination. Each of the Offered Loans was originated or
                  -----------
     acquired (i) by the Seller either directly or indirectly through loan brokers or a correspondent lender specifically approved by the Seller, such that (A) the Offered Loan was originated in conformity with the underwriting standards of Seller set forth in Schedule 4.2(b) (A) to this
                                                   -------------------
     Agreement and were underwritten in strict accordance therewith, (B) the Seller approved the Offered Loan either prior to or after the funding thereof, and (C) the Seller funded the Offered Loan on the date of origination thereof with its own funds or with funds obtained by it or, in the case of an Offered Loan originated by a correspondent lender approved by the Seller, the Offered Loan was approved by the Seller prior to origination and was purchased by the Seller from such correspondent lender within thirty (30) days of the date of origination pursuant to a mandatory purchase commitment in effect at origination, (ii) by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, or (iii) by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution which is supervised and examined by a Federal or State authority. The Note, the Mortgage and all other documents contained in the Legal Files are on FNMA or FHLMC uniform instruments or are on forms acceptable to FNMA or FHLMC. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact and do not omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. Seller has not made any representations to the Obligor that are inconsistent with the mortgage instruments used.

          (c)     Genuineness of Signatures. Each of the documents in the Legal
                  -------------------------
     File is genuine and contains genuine signatures. Each document that Buyer requires to be an

AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 13
original document is an original document. All certified copies of original documents are true copies and meet the applicable requirements and specifications of this Agreement and any other requirements that Buyer has reasonably made of Seller.

     Section 4.3  Representations and Warranties of Seller Regarding the Loans.
                  ------------------------------------------------------------
With respect to each Loan, Seller represents and warrants to, and covenants with Buyer that, as of the Settlement Date on which such Loan is sold:

          (a)     Title to Loans. Seller has good title to and is the sole owner
                  --------------
     of record and holder of the Loan and the indebtedness evidenced by each Note. Unless otherwise disclosed in the Note or the Mortgage or on the Offered Loan Schedule, Seller is the original mortgagee or assignee of the Mortgage, and there has been no more than one prior assignment and no sale or hypothecation by Seller of the Loan. The Loan is not assigned or pledged, and Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Loan to Buyer free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Loan pursuant to this Agreement, and following the sale of each Loan, Buyer will own such Loan free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest.

          (b)     Accuracy of the Loan Schedule. The Loan is as described in the
                  -----------------------------
     Loan Schedule delivered by Seller to Buyer, and the information contained in the Loan Schedule is true and correct as of the Settlement Date.

          (c)     Payments. As of the Settlement Date, no Loan is thirty (30) or
                  --------
     more days delinquent (determined on a contractual basis), no Loan will have been thirty (30) or more days delinquent (determined on a contractual basis) more than once during the twelve (12) months preceding the Settlement Date, and the first Monthly Payment has been made, or shall be made, as the case may be, with respect to the Loan on its Due Date.

          (d)     No Outstanding Charges. There are no defaults in complying
                  ----------------------
     with the terms of the Mortgage. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Seller has not advanced funds, or induced or solicited or knowingly received any advance of funds by a party other than the Obligor, directly or indirectly, for the payment of any amount required under the Loan, except for interest accruing from the date of the Note or date of disbursement of the Loan proceeds, whichever occurred later, to the day which precedes by one month the Due Date of the first Monthly Payment.


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

          (e)     Original Terms Unmodified. The terms of the Note and the
                  -------------------------
     Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of Buyer. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy, and its terms are reflected on the Loan Schedule. No Obligor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Legal File.

          (f)     Absence of Defenses. The Loan and the Note are not subject to
                  -------------------
     any right of rescission, set-off, counterclaim, or defense (including the defense of usury), based on the invalidity or unenforceability of the Note and/or Mortgage or on any conduct of Seller or any of its officers, employees, representatives, Affiliates or assignors in originating or servicing the Loan prior to the Settlement Date, nor will the operation of any of the terms of the Loan or the Note, or the exercise of any right thereunder, render the Loan or the Note unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim , or defense (including the defense of usury) based on any such invalidity, unenforceability or conduct. No right of rescission, set-off, counterclaim, or defense with respect thereto has been asserted to Seller or, to Seller's knowledge, has been asserted to any other person and no Obligor was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Loan was originated.

          (g)     Hazard Insurance. Pursuant to the terms of the Mortgage, all
                  ----------------
     improvements upon the Mortgaged Property are insured by an insurer acceptable to FNMA against loss by fire and such other risks as are usually insured against in the broad form of extended coverage hazard insurance available from time to time, including flood hazards if upon origination of the Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available). All such insurance policies (collectively, the "hazard insurance policy") meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Seller's Guide and the FNMA Servicers' Guide, and are a standard policy of insurance for the locale where the Mortgaged Property is located. The amount of the insurance is at least in the amount of the full insurable value of the Mortgaged Property on a replacement cost basis or the unpaid balance of the Loan, whichever is less. The hazard insurance policy names (and will name) the Obligor as the insured and contains a standard mortgagee loss payable clause in favor of Seller (or Seller's servicer) and its successors and assigns. The Mortgage obligates the Obligor thereunder to maintain the hazard insurance policy at the Obligor's cost and expense, and on the Obligor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Obligor's cost and expense, and to seek reimbursement therefor from the Obligor. Where required by state law or regulation, the Obligor has been given an opportunity to


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 15
     choose the carrier of the required hazard insurance policy, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of Buyer upon the consummation of the transactions contemplated by this Agreement. Seller has not engaged in, and has no knowledge of the Obligor's or any subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for therein, or the validity and binding effect of either. In connection with the issuance of the hazard insurance policy, no unlawfil fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Seller.

          (h)     Compliance with Applicable Laws. Any and all requirements of
                  -------------------------------
     any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Loan have been complied with, and the Seller shall maintain in its possession available for the Buyer's inspection, and shall deliver to the Buyer upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations.

          (i)     No Satisfaction of Mortgage or Note. Neither the Mortgage nor
                  -----------------------------------
     the Note has been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Seller has not waived the performance by the Obligor of any action, if the Obligor's failure to perform such action would cause the Loan to be in default, nor has Seller waived any default resulting from any action or inaction by the Obligor.

          (j)     Location and Type of Mortgaged Property. The Mortgaged
                  ---------------------------------------
     Property consists of a parcel of real property with a single family residence erected thereon, or a two to four-family dwelling, or an individual condominium unit in a low -rise or high-rise condominium project, or an individual unit in a planned unit development. The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Loan is secured by a long-term residential lease, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is in the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure to provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (i) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 16
     opportunity to cure, such default, (ii) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence or (iii) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than fifteen (15) years; (D) the term of such lease does not terminate earlier than five (5) years after the maturity date of the Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is a widely accepted practice.

          (k)     Valid Lien. The Mortgage for any Loan creates a valid,
                  ----------
     subsisting, enforceable and perfected first lien on the Mortgaged Property, and includes all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to "Permitted Exceptions," which consist of the following:

                  (1) the lien of current real property taxes and assessments not yet due and payable;

                  (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Loan and referred to or otherwise considered in the appraisal made for the originator of the Loan; and

                  (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

     Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Loan established and created a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and Seller has full right to sell and assign the same to Buyer.

          (1)     Validity of Mortgage Documents. The Note and the Mortgage and
                  ------------------------------
     every other agreement, if any, executed and delivered by the Obligor in connection with the Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Note, the Mortgage and each other such related agreement had legal capacity to enter into the Loan and to execute and deliver the Note, the Mortgage and each other such related agreement, and the Note, the Mortgage and each other such related agreement have been duly and properly executed by the respective Obligors. Seller has reviewed all of the documents constituting the Mortgage


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 17

     File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein. The documents, instruments and agreements submitted for loan underwriting were not falsified by any party and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed by any party in connection with the origination of the Loan.

          (m)     Full Disbursement of Proceeds. The Loan has been closed and
                  -----------------------------
     the proceeds of the Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Loan and the recording of the Mortgage were paid, and the Obligor is not entitled to any refund of any amounts paid or due under the Note or Mortgage.

          (n)     Doing Business. All parties which have had any interest in the
                  --------------
     Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state where the Mortgaged Property is located, and (2)(a) organized under the laws of such state, or (b) qualified to do business in such state, or (c) federal savings and loan associations, savings banks, or national banks having principal offices in such state, or (d) not doing business in such state.

          (o)     LTV. The Loan to Value Ratio for each Loan was no greater than
                  ---
     90%.

          (p)     Title Insurance. The Loan is covered by either (a) an
                  ---------------
     attorney's opinion of title and abstract of title the form and substance of which is acceptable to FNMA, or (b) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Loan, subject only to the Permitted Exceptions, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Where required by state law or regulation, the Obligor has been given the opportunity to choose the carrier of such lender's title insurance policy. Seller, its successors and assigns, are the sole insureds (except in the case of a joint protection policy, in which case the Seller's interest is insured) of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the sale of the Loan to Buyer. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage,


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
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

     including Seller, has done anything which would impair the coverage of such lender's title insurance policy. In connection with the issuance of such lender's title insurance policy, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attomey, firm or other person or entity, and no such unlawful items have been received, retained or realized by Seller.

          (q)     No Defaults. There is no default, breach, violation or event
                  -----------
     of acceleration existing under the Mortgage or the Note or related documents and no event which, with the passage of time or with notice and the expiration of any applicable grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither Seller nor its predecessors have waived any default, breach, violation or event of acceleration.

          (r)     No Mechanics' Liens. There are no mechanics' or similar liens
                  -------------------
     or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

          (s)     Location of Improvements; No Encroachments. All improvements
                  ------------------------------------------
     which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation; provided, that in no event shall a legal non-conforming use of the Mortgaged Property be considered a violation of any such zoning law or regulation.

          (t)     Payment Terms. For Fixed Rate Loans, the Note is payable on
                  -------------
     the first day of each month in equal monthly installments (other than the last payment) of principal and interest. For Adjustable Rate Loans, the Mortgage Interest Rate is adjusted in accordance with the terms of the Note and the Note is payable on the first day of each month and, during an adjustment period or initial period, in equal monthly installments of principal and interest. Installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Loan fully by the stated maturity date, over an original term of not more than thirty years from inception of the Loan.

          (u)     Interest Rate Adjustments. All required notices of interest
                  -------------------------
     rate and payment amount adjustments have been sent to the Obligor on a timely basis and the computations of such adjustments were properly calculated. All interest rate adjustments applicable to the Loans have been made in strict compliance with state and federal law and the terms of the related Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
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

          (v)     Customary Provisions. The Mortgage contains customary and
                  --------------------
     enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
     (ii) otherwise by judicial or nonjudicial foreclosure. Upon default by an Obligor on a Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to the Obligor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption.

          (w)     Occupancy of the Mortgaged Property. All inspections, licenses
                  -----------------------------------
     and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

          (x)     No Additional Collateral. The Note is not and has not been
                  ------------------------
     secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in the "Valid Lien" representation above.

          (y)     Deeds of Trust. In the event the Mortgage constitutes a deed
                  --------------
     of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Buyer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor.

          (z)     Due on Sale. Each Mortgage, together with any such documents
                  -----------
     as may be required under applicable law, contains a provision for the acceleration of the payment of the unpaid principal balance of the Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, at the option of the mortgagee. This provision provides that the mortgagee cannot exercise its option if either (a) the exercise of such option is prohibited by federal law or (b)(i) the Obligor causes to be submitted to the mortgagee information required by the mortgagee to evaluate the intended transferee as if a new loan were being made to such transferee and (ii) the mortgagee reasonably determines that the mortgagee's security will not be impaired by the assumption of such Loan by the transferee and that the risk of breach of any covenant or agreement in the documents evidencing such Loan is acceptable to the mortgagee. To the best of Seller's knowledge, such provision is enforceable.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 20

          (aa)    Transfer of Loans. Each of the Mortgage and the Assignment of
                  -----------------
     Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located, and each Mortgage has been delivered to the appropriate recorder's office for recording. Each Assignment of Mortgage shall be sufficient to effect the transfer of Seller's security interest in the corresponding Mortgaged Property.

          (bb)    No Buydown Provisions: No Graduated Payments or Contingent
                  ----------------------------------------------------------
     Interests. The Loan does not contain provisions pursuant to which Monthly
     ---------
     Payments are paid or partially paid with funds deposited in any separate account established by Seller, the Obligor or anyone on behalf of the Obligor, or paid by any source other than the Obligor, nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Loan is not a graduated payment mortgage loan and the Loan does not have a shared appreciation or other contingent interest feature.

          (cc)    Consolidation of Future Advances. Any future advances made to
                  --------------------------------
     the Obligor prior to the Offer Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest readjustment feature or rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Buyer, FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Loan.

          (dd)    Mortgaged Property Undamaged; No Condemnation Proceedings.
                  ---------------------------------------------------------
     There is no proceeding pending or, threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, water, tornado or other casualty so as to adversely affect the value of the Mortgaged Property as security for the Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and Seller has no knowledge of any such proceedings in the future.

          (ee)    Collection Practices; Escrow Deposits. The origination,
                  -------------------------------------
     servicing and collection practices used by Seller with respect to the Loan have been in accordance with Accepted Servicing Practices and are in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and Escrow Payments, all such payments are in possession of Seller or the servicer of such Loan and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. Unless prohibited by applicable law, an escrow of funds has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due Seller have been capitalized under the Mortgage or the Note.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 21

          (ff)    Appraisals. Seller has delivered to Buyer an appraisal of the
                  ----------
     Mortgaged Property signed prior to the approval of the Mortgage application by a qualified appraiser, who (i) is licensed in the state where the Mortgaged Property is located, (ii) has no interest, direct or indirect, in the Mortgaged Property or in any Loan or the security therefor, and (iii) does not receive compensation that is affected by the approval or disapproval of the Loan. The appraisal shall have been made within ninety
     (90) days of the Settlement Date, be completed in compliance with the Uniform Standards of Professional Appraisal Practice, any additional requirement set forth for appraisals in Schedule 2.1 attached to this
                                             ------------
     Agreement, and all applicable Federal and state laws and regulations.

          (gg)    Soldier's and Sailors' Relief Act. The Obligor has not
                  ---------------------------------
     notified Seller and Seller has no knowledge of any relief requested or allowed to the Obligor under the Solider's and Sailors's Civil Relief Act of 1940.

          (hh)    Environmental Matters. There exists no violation of any local,
                  ---------------------
     state or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. Seller has no knowledge of any pending action or proceeding directly or indirectly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is in issue; and, to the best of Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Mortgaged Property.

          (ii)    Obligor Acknowledgment. The Obligor has executed a statement
                  ----------------------
     to the effect that the Obligor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans. Seller shall maintain or cause to be maintained such statement in the Credit File.

          (jj)    No Construction Loans. The Loan was not made in connection
                  ---------------------
     with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property.

          (kk)    Selection. The Loans were not selected for inclusion under
                  ---------
     this Agreement from among Seller's mortgage loan portfolio on any basis which would have an adverse effect on the interests of Buyer.

          (11)    Circumstances Affecting Value, Marketability or Prepayment.
                  ----------------------------------------------------------
     Except as otherwise disclosed to Buyer, Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Obligor, or the Obligor's credit standing that could reasonably be expected to adversely affect the value or the marketability of any Mortgaged Property or Loan, subject to the economic and geological conditions generally and specifically to the area in which the Mortgaged Property is located, or cause the Loan to become delinquent.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 22

          (mm)    Riegle Act. Except as disclosed on the Loan Schedule, none of
                  ----------
     the Loans are classified as "high cost" loans under Section 32 of the Home Ownership and Equity Protection Act of 1994.

          (nn)    REMIC Status. The Loan is a qualified mortgage for inclusion
                  ------------
     in a "real estate mortgage investment conduit" for federal income tax purposes.


     The Seller hereby covenants to bring each of the representations and warranties referred to above current as of the Servicing Transfer Date. Additionally, upon Buyer's request, the Seller hereby covenants to bring the representations and warranties stated in Subsections 4.3(a)-(h), (j)-(p), (s),
                                         -------------------------------------
(t), (v)-(cc), (ff), (ii)-(kk), (mm) and (nn) current up to ninety (90) days
---------------------------------------------
after the related Settlement, provided that with respect to a securitization of the Loans, such representations and warranties shall be revised, to the extent allowed or required by the rating agencies and the certificate insurer and acceptable to Buyer, to reflect the actual pool of Loans being securitized.

     Section 4.4  General Representations and Warranties of Buyer. As of the
                  -----------------------------------------------
date hereof, and as of each Settlement Date, Buyer represents and warrants as follows:

          (a)     Organization. Buyer is a corporation, duly organized, validly
                  ------------
     existing, and in good standing under the laws of the State of Delaware, and is qualified and authorized to transact business in, and is in good standing under the laws of, each jurisdiction in which such qualification is required for Buyer to do business. Buyer has the requisite corporate power and authority to own and operate its properties, to carry on its business as it is now being conducted, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.

          (b)     Authorization of this Agreement. The execution, delivery, and
                  -------------------------------
     performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except that such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

          (c)     No Conflict or Violation. The execution and delivery of this
                  ------------------------
     Agreement by Buyer does not, and the performance of this Agreement by Buyer will not, (i) result in a violation of or conflict with any provisions of the charter or by-laws or equivalent governing instruments of Buyer, (ii) violate any law, rule, regulation, code, ordinance, judgment, injunction, order, writ, decree, or ruling applicable to Buyer, or (iii) conflict with or violate any agreement, permit, concession, grant, franchise, license, or other governmental


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 23
     authorization or approval necessary for purchase of the Loans by Buyer. No regulatory approvals or consents are required with respect to Buyer's consummation of the transactions contemplated by this Agreement.

          (d)     Litigation. No action, suit, proceeding, or governmental
                  ----------
     investigation or inquiry is currently pending, or to the knowledge of Buyer, threatened against Buyer which, if adversely determined, would have a material adverse effect on the business, combined assets or financial condition of Buyer or on the Loans or would prevent the consummation of the transactions contemplated by this Agreement.

SECTION 5 PRE-SETTLEMENT COVENANTS

     Seller covenants and agrees that:

     Section 5.1 Continued Servicing. Seller shall continue servicing the Loans
                 -------------------
to be sold on each Settlement Date until the related Servicing Transfer Date (the "Interim Servicing Period"), unless otherwise agreed to in writing by the
      ------------------------
parties, on Seller's system in conformance and accordance with (i) all of the requirements in the Legal File, (ii) applicable law, (iii) Accepted Servicing Practices, and (iv) the terms of this Agreement.

     Seller shall make interest rate adjustments for each Loan in compliance with the requirements of the related Mortgage and Note and execute and deliver the notices required by each Mortgage and Note regarding interest rate adjustments. Seller shall also, at its sole cost and expense, provide timely notification to the Obligor of all applicable data and information regarding such interest rate adjustments and Seller's methods of implementing such interest rate adjustments for any interest rate adjustment scheduled to occur up to ten (10) days after the Servicing Transfer Date.

     Continuously during the Interim Servicing Period, Seller will proceed diligently to collect all payments due under each of the Loans when the same shall become due and payable and will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, municipal charges, condominium charges, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in any Mortgage, will become due and payable, to the end that the installments payable by the Obligors will be sufficient to pay such charges as and when they become due and payable.

     Seller shall deposit, without duplication, in the Collection Account on a daily basis within one Business Day of receipt, and retain therein the following payments and collections:

          (i) all payments on account of principal, including principal prepayments, on the Loans;

          (ii)    all payments on account of interest on the Loans;


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 24

          (iii)   all late payment charges; and

          (iv) any proceeds for the Loan (i.e., liquidation, insurance, condemnation) and other amounts.

     All payments received by Seller on account of principal, including principal prepayments, on the Loans during the Interim Servicing Period referred to in (i) above, shall be credited by Seller against the Loan to reduce the outstanding principal amount due on such Loan. "Principal prepayments" as used herein shall include any payment or other recovery of principal on a Loan which is received in advance of its scheduled due date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Seller shall segregate and hold all funds collected and received pursuant to each Loan separate and apart from any of its own funds and general assets in the Collection Account in the form of time deposit or demand accounts, which may be interest bearing. Funds in the Collection Account shall be insured by the FDIC to the maximum extent available. The creation of the Collection Account shall be evidenced by a letter agreement substantially in the form of Attachment
                                                                      ----------
1 hereto.
-

     On the thirtieth (30th) day of each month during the Interim Servicing Period, Seller shall remit to Buyer by wire transfer of immediately available funds to the account designated in writing by Buyer the funds in the Collection Account. Additionally, on the Servicing Transfer Date, Seller shall wire transfer all funds in the Collection Account to Buyer to the account designated by Buyer.

     Section 5.2  Preparation of Assignments. Prior to each Settlement Date,
                  --------------------------
Seller shall, at its sole expense, prepare and deliver an Assignment of Mortgage in form and substance acceptable to Buyer and its counsel and assignments of any other security documents corresponding to each Loan to be sold on such Settlement Date.

     Section 5.3  IRS Reporting. To the extent required by law, Seller shall
                  -------------
report to the IRS and each Obligor the amount of interest paid (including, without limitation, the obligations with respect to Forms 1098 and 1099 and back up withholding with respect to same, if required) by such Obligor on the Loan on which he is the Obligor from the date of the advance made by Seller to such Obligor through and including the Servicing Transfer Date, and Buyer or New Servicer shall thereafter report to the IRS and each Obligor the amount of interest paid by such Obligor on the Loan on which he is the Obligor.

     Section 5.4  Compliance with Law. From the date of this Agreement to each
                  -------------------
Settlement Date, Seller shall comply with and use its best efforts to cause each Obligor to comply with all applicable state and Federal rules and regnlations including those requiring the giving of notices, and


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 25
where applicable, Seller warrants that it will comply with the National Housing Act of 1934, as from time to time amended, the Servicemen's Readjustment Act of 1944, as amended, and with all rules and regulations issued under either such act.

     Section 5.5  No Sale of Assets. Without the prior written consent of Buyer,
                  -----------------
Seller shall not sell, lease, assign, transfer, encumber or permit the encumbrance of, or otherwise dispose of:

          (a) any of the Offered Loans from the date that Seller signs the Letter of Intent until the earlier of (i) the day on which Seller receives Buyer's Offer or (ii) the close of business on the day ten (10) Business Days after the Due Diligence Period expires; and

          (b) any of the Loans included in the Loan Schedule to Buyer's Offer from the date on which such Offer is received until the Settlement Date or until the Offer is rejected by Seller.

     Section 5.6  Private Mortgage Insurance. Seller shall provide any
                  --------------------------
notification to private mortgage insurance companies necessary to ensure continuation of such insurance upon transfer of the Loans to Buyer.

SECTION 6 POST-SETTLEMENT COVENANTS

     Section 6.1  Notice of Servicing Transfer. Seller and Buyer shall each
                  ----------------------------
comply with, and Seller shall assist Buyer in complying with, the notice requirements of the Cranston Gonzalez National Affordable Housing Act of 1990. Such compliance by each party shall include, without limitation, sending its own notices of the transfer of servicing from Seller to Buyer, at its sole expense. Seller's notice to each Obligor shall state that any payments due from such Obligor that are due 15 or more days after the date on which Seller sends such notice shall be made to Buyer in care of New Servicer. Seller's assistance to Buyer shall include providing Buyer with any information that Seller has or has access to and that Buyer reasonably requires to complete its notices. Buyer shall approve any such notices sent by Seller, and Seller shall have the right to approve any such notices sent by Buyer, prior to the date mailed. To enable the parties to determine the Servicing Transfer Date, Seller shall, with respect to all Loans sold on each Settlement Date, send all notices pursuant to this
Section 6.1 on the same day, and shall, upon sending such notices, inform Buyer
-----------
of the date on which such notices are sent. Within ten (10) days of each Settlement Date, Seller shall deliver to Buyer or, at Buyer's option, to New Servicer, a copy of the notice sent with respect to each Loan sold on such Settlement Date.

     Section 6.2  IRS Examination. Buyer and Seller shall cooperate fully with
                  ---------------
each other in connection with any examination conducted by any tax authority after each Settlement Date, provided that nothing herein shall be construed as obligating Buyer or Seller to disclose or furnish any tax information not related to the transfer of the Loans. Buyer and Seller shall inform each other promptly of any material developments in the course of any such examination, the results of any such examination, and any proceeding related thereto.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 26

     Section 6.3  Tax on Sale. Each party shall promptly pay in full and when
                  -----------
due any tax or other governmental charge or fee imposed upon it under applicable law on the sale of the Loans from Seller to Buyer pursuant to this Agreement.

     Section 6.4  Books and Records. Seller agrees to keep and maintain such
                  -----------------
books and records so as to meet and comply with all applicable laws, and the requirements or recommendations of ECOA and TILA. The same shall be available to Buyer at any time, upon reasonable notice, during regular business hours, for examination and audit to the extent required to determine compliance with such laws. Such records shall include a loan register documenting all loan applications taken by Seller.

     Section 6.5  On-Site Reviews. Seller agrees, upon reasonable notice and
                  ---------------
during regular business hours, to meet with Buyer from time to time to discuss Seller's business activities related to this Agreement and to allow Buyer to conduct periodic on-site audits of Seller's business activities related to this Agreement.

     Section 6.6  Financial Statements. Each party shall furnish to the other
                  --------------------
for as long as this Agreement is in effect, (i) as soon as available, and in any event within ninety (90) days after the end of each fiscal year, audited or certified financial statements consisting of a balance sheet as of the end of such fiscal year, together with related statements of income or loss and reinvested earnings and changes in financial position for such fiscal year, prepared by independent certified public accountants in accordance with generally accepted accounting principles, and (ii) if available, within ten (10) days after the end of each quarterly period unaudited financial statements which may be satisfied by furnishing a copy of the quarterly report filed with the Securities and Exchange Commission ("SEC"). With respect to Buyer, this covenant
                                     ---
may be fulfilled by providing the audited financial statements and/or SEC filings of Parent. In addition, each party shall provide the other, from time to time, upon reasonable request (which shall include a written statement describing the reason therefor) and sixty (60) days' notice, any other financial reports or statements reasonably required by the requesting party.

     Section 6.7  Post-Servicing Transfer Date Loan Payments. Seller agrees that
                  ------------------------------------------
it will remit to Buyer, or at Buyer's option, to New Servicer, within 48 hours after receipt, any payment on a Loan including, without limitation, all payments of principal and interest, late charges, and back check charges received from an Obligor on or after the Servicing Transfer Date at the following address:
Advanta Mortgage Corp. USA, P.O. Box 15473, Wilmington, DE 19850-9011, or such other address as Buyer may designate. Seller shall remit such payment via an overnight delivery service.

     Section 6.8  Transfer of Servicing Rights and PMI. Seller shall use all
                  ------------------------------------
efforts to assist Buyer in the transfer from Seller to Buyer of servicing rights and servicing contracts for the monitoring of ad valorem taxes and flood hazard insurance for each Loan, including assisting Buyer with any notices to private mortgage insurance companies or ad valorem tax or flood hazard insurance service companies.


AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.     Continuing Loan Purchase Agreement
02/25/97                                                                 Page 27

    Section 6.9  Delivery of Original Mortgage. With respect to each Loan, if
                 -----------------------------
the original recorded Mortgage is not delivered on the Settlement Date, the Seller shall cause by no later than sixty (60) days after the Settlement Date, the original recorded Mortgage and, if applicable, any prior Assignment of Mortgage to be delivered to Buyer, or at Buyer's option to Custodian. The Seller shall pay the out-of-pocket costs incurred in connection with such acts.

    Section 6.10 Confidentiality.
                 ---------------
          (a) Seller shall not disclose any confidential or proprietary information of Buyer, the Offered Loans, the Mortgage Files, the Offer, the Acceptance, any of the terms of this Agreement or the list of Obligors and data relating to their mortgages (collectively, the "Confidential Information") to
                                                -------------------------
any person who is not a partner, officer, employee, counsel, or agent of Seller except with the consent of Buyer or pursuant to a subpoena or order issued by a court of competent jurisdiction or by a judicial or administrative or legislative body or committee.

          (b) In the event that Seller receives a request to disclose any Confidential Information under such subpoena or order, Seller shall (i) notify Buyer thereof within 10 days after receipt of such request, (ii) consult with Buyer on the advisability of taking steps to resist or narrow such request, and
(iii) if disclosure is required or deemed advisable, cooperate with Buyer in any attempt that it may make to obtain an order or other reliable assurance that confidential treatment will be accorded to designated portions of the Confidential Information.

          (c) All information and documents that Buyer provides to Seller pursuant to this Agreement shall be deemed to be Confidential Information.

          (d) Neither Seller nor any of its Affiliates shall issue any press release or public announcement concerning the contemplated transaction, the existence of this Agreement, or the terms, conditions, and provisions of this Agreement (i) without the prior written consent of Buyer or (ii) except as required by law, in which event Seller shall consult with Buyer to the extent practicable before making such disclosure.

    Section 6.11  Continued Cooperation. Seller shall cooperate with Buyer in
                  ---------------------
Buyer's future efforts to pool the Loans (perhaps with other loans) for securitization purposes. Such cooperation shall include providing Buyer with historical delinquency information for loans similar in type to the Loans originated by Seller (including appropriate comfort letters with respect thereto), execution of additional transfer or assignment documents, estoppel certificates or other verification of Buyer's performance of this Agreement, and compliance with other reasonable requests made by Buyer.

    Section 6.12  Covenant to Cooperate. Seller hereby covenants to cooperate
                  ---------------------
with any disposition of the Loans which Buyer attempts, which shall include but not be limited to: (i) providing reasonable and customary reports on an ongoing basis to sponsors, rating agencies, credit

                                              Continuing Loan Purchase Agreement
                                                                         Page 28
enhancers and investors involved in the securitization or other disposition of the Loans ("Disposition Participants"), (ii) giving access to records,
            ------------------------
facilities and employees for the on-and off-site legal investigation and due diligence by Disposition Participants upon reasonable notice and at reasonably acceptable times, and (iii) making representations to Disposition Participants generally no more onerous than its representations made herein.

    Section 6.13 No Personal Solicitation. From and after each Settlement Date,
                 ------------------------
Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on Seller's behalf, to personally, by telephone or mail, solicit the borrower or Obligor under any Loan for any purpose whatsoever, including to refinance a Loan, nor will Seller buy a loan to an Obligor secured by a Mortgaged Property, in whole or in part, without the prior written consent of Buyer. It is understood and agreed that all rights and benefits relating to the solicitation of any Obligors and the attendant rights, title and interest in and to the list of such Obligors and data relating to their mortgages (including insurance renewal dates) shall be transferred to Buyer pursuant hereto on each Settlement Date and Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by Seller or any Affiliate of Seller which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitation under this paragraph, nor is Seller prohibited from responding to unsolicited requests or inquiries made by an Obligor.


SECTION 7 CONDITIONS TO SETTLEMENT

    Section 7.1  Conditions to Buyer's Obligations. The obligations of Buyer to
                 ---------------------------------
purchase the Loans at each Settlement are subject to the satisfaction at or prior to such Settlement of each of the following conditions (any or all of which may be waived by Buyer):

            (a)  Representations and Warranties Correct. Each of the
                 --------------------------------------
representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects in accordance with their terms as of the date of this Agreement, and on and as of such Settlement Date with the same force and effect as though made on and as of such Settlement Date, and, if Buyer so requests, Seller shall have delivered to Buyer a certificate in the form of Exhibit F attached hereto to such effect signed on Seller's behalf by its
---------
President or another appropriate officer.

            (b) Compliance with Covenants. Seller shall have performed and be in
                -------------------------
compliance with, in all material respects, all of its respective covenants, acts, and obligations to be performed under this Agreement, and Seller shall have delivered to Buyer a certificate in the form of Exhibit F attached hereto
                                                     ---------
to such effect signed on Seller's behalf by its President or another appropriate officer.


                                              Continuing Loan Purchase Agreement
                                                                         Page 29

            (c) Settlement Documents. Seller shall have executed and delivered
                --------------------
this Agreement and this Agreement shall not have been terminated; Seller shall have delivered the Mortgage Files in connection with the Loans to be purchased on such Settlement Date, and executed all documents required to transfer the Loans in accordance with the terms of this Agreement.

            (d) Corporate Documents. On or before each Settlement Date, Seller
                -------------------
shall have delivered to Buyer:

                (i) a certificate of its jurisdiction of incorporation dated not earlier than the date of the thirtieth day preceding the Settlement Date, to the effect that Seller is a corporation validly existing and in good standing (if applicable) under the laws of such jurisdiction as of such date;

                (ii) a certificate of the Secretary or Assistant Secretary of
            Seller attaching (A) evidence of such corporation action or authorization as is necessary to approve of this Agreement and the authorization of the officers of Seller to sign this Agreement, which action or authorization shall continue to be in force as of the Settlement Date, and (B) specimen signatures of the officers of Seller authorized to sign this Agreement;

                (iii) a copy, certified as true by the Secretary or Assistant Secretary of Seller, of the charter and the by-laws of Seller; and

                (iv) all other documents, instruments, and writings required to be delivered by Seller pursuant to this Agreement.

            (e) Corporate Actions. All corporate and other acts necessary to
                ------------------
authorize the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereunder shall have been taken by Seller.

            (f) Access to Information: Due Diligence. Buyer and its
                -------------------------------------
representatives shall have had access to such information and records of Seller as Buyer shall have reasonably requested to ascertain Seller's compliance with this Agreement, and all such information and records shall be satisfactory to Buyer and its representatives in accordance with the terms of this Agreement.

            (g) No Pending Litigation. There shall not be pending or threatened
                ---------------------
any suit, action, injunction, investigation, inquiry, or other proceeding against either of the parties before any court or government agency, which, in Buyer's good faith judgment, has resulted or is reasonably likely to result in an order staying or judgment restraining or prohibiting the transactions contemplated hereby or subjecting a party to material liability on the grounds that it has breached any law or regulation or otherwise acted improperly in connection with the transactions contemplated hereby.

                                              Continuing Loan Purchase Agreement
                                                                         Page 30

    Section 7.2  Opinion of Counsel. The obligations of Buyer to purchase the
                 ------------------
Loans at the first Settlement following execution of this Agreement are subject to Buyer having received an opinion of Seller's counsel satisfactory to Buyer, in the form of Exhibit E attached hereto, as to such matters concerning this
               ---------
Agreement or the Settlement as are reasonably requested by Buyer. Thereafter, at each Settlement, Seller's counsel must furnish a reliance letter relating to the original opinion or must provide a new opinion.

    Section 7.3  Conditions to Seller's Obligations. The obligations of Seller
                 ----------------------------------
to sell the Loans at each Settlement are subject to the satisfaction at or prior to such Settlement, of each of the following conditions (any or all of which may be waived by Seller):

             (a) Purchase Price. The Purchase Price shall have been delivered to
                 --------------
    Seller pursuant to Seller's reasonable instructions in accordance with
    Section 3.3.
    -----------

             (b) Representations and Warranties Correct. Each of the
                 --------------------------------------
    representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects in accordance with their terms as of the date of this Agreement, and on and as of such Settlement Date with the same force and effect as though made on and as of such Settlement Date, and if Seller so requests, Buyer shall have delivered to Seller a certificate to such effect signed on Buyer's behalf by its President or another appropriate officer.

          (c) Compliance with Covenants.  Buyer shall have performed and be in
              -------------------------
    compliance with, in all material respects, all of its respective covenants, acts, and obligations to be performed under this Agreement, and Buyer shall have delivered to Seller a certificate to such effect signed on Buyer's behalf by its President or another appropriate officer.

          (d) Corporate Documents. On or before the Settlement Date, Buyer shall
              -------------------
    have delivered to Seller:

              (i) a certificate of its jurisdiction of incorporation dated not earlier than the date of the thirtieth day preceding the Settlement Date, to the effect that Buyer is a corporation validly existing and in good standing (if applicable) under the laws of such jurisdiction as of such date;

              (ii) a certificate of the Secretary or Assistant Secretary of Buyer attaching (A) evidence of such corporation action or authorization as is necessary to approve of this Agreement and the authorization of the officers of Buyer to sign this Agreement, which action or authorization shall continue to be in force as of the Settlement Date, and (B) specimen signatures of the officers of Buyer authorized to sign this Agreement;

              (iii) a copy, certified as true by the Secretary or Assistant Secretary of Buyer, of the charter and the by-laws of Buyer; and

                                              Continuing Loan Purchase Agreement
                                                                         Page 31

              (iv) all other documents, instruments, and writings required to be delivered by Buyer pursuant to this Agreement.

          (e) Corporate Actions. All corporate and other acts necessary to
              -----------------
     authorize the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereunder shall have been taken by Buyer.

          (f) No Pending Litigation. There shall not be pending or threatened
              ---------------------
     any suit, action, injunction, investigation, inquiry, or other proceeding against either of the parties before any court or government agency, which, in Seller's good faith judgment, has resulted or is reasonably likely to result in an order staying or judgment restraining or prohibiting the transactions contemplated hereby or subjecting a party to material liability on the grounds that it has breached any law or regulation or otherwise acted improperly in connection with the transactions contemplated hereby.

SECTION 8 SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES

It is understood and agreed that the covenants, representations and warranties set forth in this Agreement shall survive delivery and release of the Mortgage Files to Buyer for a period of two (2) years from the date on which such covenant, representation, or warranty is made or one year from the date that the breach or misrepresentation was actually discovered by Buyer, whichever is later. It is further understood that the covenants, representations and warranties set forth in this Agreement shall inure to the benefit of Buyer, its successors and assigns, or any holder of any endorsement of any Note or any assignment of the Loan Documents.

SECTION 9 POST-SETTLEMENT REPURCHASE AND ADJUSTMENTS; REPURCHASE OBLIGATION OF SELLER

          Section 9.1   Repurchase Obligations.  It is understood and agreed
                        ----------------------
that the representations and warranties contained in Section 4 of this Agreement
                                                     ---------
shall survive the sale of the Loans to Buyer and shall inure to the benefit of Buyer, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File.

          (a) In the event that Buyer discovers that any of the representations and warranties set forth herein were untrue in any material respect as of the related Settlement Date and that such breaches of the representations and warranties materially and adversely affect the interest of Buyer in the Loans:

Buyer shall give Seller notice of, and shall request that Seller cure, such failure, breach, or action within sixty (60) days of Seller's receipt of such notice. For purposes of this section, Seller acknowledges that Buyer intends to sell the Loans to a trust for the purpose of

                                              Continuing Loan Purchase Agreement
                                                                         Page 32
securitization to be insured by a "certificate insurer", and that any breach of representation or warranty which would cause the Loan to be ineligible for securitization or cause the certificate insurer to refuse coverage would constitute a material adverse effect.

The Seller shall, at the request of the Buyer and assuming that Seller has a Qualified Substitute Loan, rather than repurchase the Loan as provided below, remove such Loan and substitute in its place a Qualified Substitute Loan or Loans; provided that such substitution shall be effected not later than one hundred twenty (120) days after the related Settlement Date. Any repurchase of a Loan pursuant to the foregoing provisions of this Section 9.1 (a) shall occur on
                                                  -----------  -
a date designated by Buyer and shall be accomplished by deposit in the Collection Account of the amount of the Repurchase Price for distribution to Buyer.

At the time of repurchase of any deficient Loan, Buyer and Seller shall arrange for the reassignment of the repurchased Loan to Seller and the delivery to Seller of any documents held by the Custodian relating to the repurchased Loan. In the event the Repurchase Price is deposited in the Collection Account, Seller shall, simultaneously with such deposit, give written notice to Buyer that such deposit has taken place. Upon such repurchase, the related Loan Schedule shall be amended to reflect the withdrawal of the repurchased Loan from this Agreement.

As to any Deleted Loan for which Seller substitutes a Qualified Substitute Loan or Loans, Seller shall effect such substitution by delivering to Buyer for such Qualified Substitute Loan or Loans the Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by the Custodial Agreement, with the Note endorsed as required therein. Seller shall deposit in the Collection Account the Monthly Payment and any servicing fee due on such Qualified Substitute Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Loans in the month of substitution will be prorated between Buyer and Seller. For the month of substitution, distributions to Buyer will include a prorated portion of the Monthly Payment due on such Deleted Loan, and Seller shall thereafter be entitled to retain all amounts subsequently received by Seller in respect of such Deleted Loan. Seller shall give written notice to Buyer that such substitution has taken place and shall amend the Loan Schedule to reflect the removal of such Deleted Loan from the terms of this Agreement and the substitution of the Qualified Substitute Loan. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and Seller shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 4.1, 4.2 and
                                                       ---------------------
4.3.
---

For any month in which Seller substitutes one or more Qualified Substitute Loans for one or more Deleted Loans, Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Loans as of the date of substitution is less than the aggregate stated Principal Balance of all such Deleted Loans (after application of

                                              Continuing Loan Purchase Agreement
                                                                         Page 33
scheduled principal payments due in the month of substitution). An amount equal to the product of the amount of such shortfall multiplied by the Repurchase Price shall be distributed by Seller in the month of substitution. Accordingly, on the date of such substitution, Seller will deposit from its own funds into the Collection Account an amount equal to such amount.

It is understood and agreed that the obligations of Seller set forth in this

Section 9.1(a) to cure, substitute for or repurchase a defective Loan constitute
-------------
the sole remedies of Buyer respecting a breach of the foregoing representations and warranties.

Any cause of action against Seller relating to or arising out of the breach of any representations and warranties made in Sections 4.1, 4.2 or 4.3 shall
                                           ------------------------
accrue as to any Loan upon (i) discovery of such breach by Buyer or notice thereof by Seller to Buyer, (ii) failure by Seller to cure such breach or repurchase such Loan as specified above, and (iii) demand upon Seller by Buyer for compliance with the relevant provisions of this Agreement.

          (b) If Seller fails to cure such failure, breach or action to the sole satisfaction of Buyer within such 60-day period, Seller shall, not later than thirty (30) days after said 60-day period, repurchase such Loan at the Repurchase Price set forth in Section 9.2.
                              -----------

    Section 9.2  Repurchase Price. In the event Seller repurchases a Loan from
                 ----------------
Buyer pursuant to Section 9.1 above, the Repurchase Price shall be an amount
                  -----------
equal to

          (a)  the product of

               (i)  the Bid Percentage and

               (ii) the Principal Balance of such Loan,

          (b) minus the aggregate amount of all payments of principal made to Buyer on such Loan from the Settlement Date up to, but not including, the date of repurchase,

          (c) plus accrued but unpaid interest up to and including the date of repurchase,

          (d) plus any reasonable and customary out-of-pocket expenses paid to third parties relating to such Loan.

Upon payment of the Repurchase Price as set forth herein, Buyer shall deliver the Mortgage Files relating to such repurchased Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in Seller title to such repurchased Loan on a servicing-released basis. Seller shall pay all out-of-pocket costs incurred in delivering the Mortgage File to Seller. Except for the negligence or willful misconduct of Buyer or Buyer's representative, Buyer shall have no liability for the failure by the courier to deliver the Mortgage File to Seller for any reason whatsoever.


                                              Continuing Loan Purchase Agreement
                                                                         Page 34

    Section 9.3  Post-Settlement Adjustments to Purchase Price. Within sixty
                 ---------------------------------------------
(60) days after each Settlement Date, the parties to this Agreement shall notify the other in writing of any miscalculations, misapplied payments, unapplied payments or other accounting errors (each, a "Discrepancy") which said party has
                                              ------------
discovered and which affects the Principal Balance of any of the Loans purchased on such Settlement Date or the Purchase Price for the Loans purchased on such Settlement Date. Notice under this Section 9.3 shall include copies of documents
                                   -----------
sufficient to describe each Discrepancy. Buyer shall pay Seller or Seller shall pay Buyer, as the case may be, an amount sufficient to correct such Discrepancy, with all such adjustments calculated using the Bid Percentage. Any amounts due hereunder shall be paid within ten (10) days of notice by the first party to the other party.

SECTION 10  INDEMNIFICATION

    Section 10.1  Seller's Indemnification.
                  ------------------------

            (a) Seller agrees to indemnify and hold Buyer, its Affiliates, and their respective officers, directors, employees, agents, successors, and assigns, and related entities from and to reimburse them for, any loss, cost, expense, damage, liability, or claim (including, without limitation, all Legal
Fees) relating to, arising out of, based upon, or resulting from:

                (i) Seller's ownership of or actions with respect to the Loans;

                (ii) Seller's breach of any of its representations and warranties contained in this Agreement; or

                (iii) Seller's breach of or failure to perform any of its covenants or agreements contained in or made pursuant to this Agreement.

          (b) The obligations of Seller under this Section shall survive the transfer and delivery of the Loans to Buyer and the termination of this Agreement.

          (c) Notwithstanding the foregoing, Seller shall not have any liability in respect of the representations or warranties on the part of Seller herein contained to the extent such liability would not have arisen but for Buyer's own willful misconduct or negligence.

    Section 10.2 Buyer's Indemnification.
                 -----------------------

          (a) Buyer agrees to indemnify and hold Seller, its Affiliates, and their respective officers, directors, employees, agents, successors, and assigns, and related entities from and to reimburse them for, any loss, cost, expense, damage, liability, or claim (including, without limitation, all Legal
Fees) relating to, arising out of, based upon, or resulting from:

                                              Continuing Loan Purchase Agreement
                                                                         Page 35

              (i)   Buyer's ownership of or actions with respect to the Loans;

              (ii) Buyer's breach of any of its representations and warranties contained in this Agreement; or

              (iii) Buyer's breach of or failure to perform any of its covenants or agreements contained in or made pursuant to this Agreement.

          (b) The obligations of Buyer under this Section shall survive the transfer and delivery of the Loans to Seller and the termination of this Agreement.

          (c) Notwithstanding the foregoing, Buyer shall not have any liability in respect of the representations or warranties on the part of Buyer herein contained to the extent such liability would not have arisen but for Seller's own willful misconduct or negligence.

Section 10.3  Indemnification Procedures.
              --------------------------

          (a) Within 10 days after a receipt by a party of a third party claim, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Agreement, deliver a claim notice to the indemnifying party; provided, however, that the omission so to notify the
                    -----------------
indemnifying party shall not relieve the indemnifying party from any liability that the indemnifying party may have to the indemnified party otherwise than under this subsection. In the event that any third party claim is made against the indemnified party and the indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), which consent shall not be unreasonably withheld. The indemnified party shall have the right to employ separate counsel in any action or claim and to participate in the defense thereof at the expense of the indemnifying party, if the retention of such counsel has been specifically authorized by the indemnifying party, if such counsel is retained because the indemnifying party does not notify the indemnified party within 20 days after receipt of a claim notice that it elects to undertake the defense thereof, or if there is a reasonable basis on which the indemnified party's interest may differ from those of the indemnifying party.

          (b) The indemnifying party shall remit payment for the amount of a valid and substantiated claim for indemnification hereunder within 15 business days of the receipt of a claim notice therefor. Upon the payment in full of any claim hereunder, the indemnifying party shall be subrogated to the rights of the indemnified party against any person with respect to the subject matter of such claim. In the event of a dispute, the parties shall proceed in good faith to negotiate a resolution of such dispute.


                                              Continuing Loan Purchase Agreement
                                                                         Page 36

          (c) The indemnified party shall have the right to reject any settlement approved by the indemnifying party if the indemnified party waives its right to indemnification hereunder. The indemnified party shall have the right to settle any third party claim over the objection of the indemnifying party; provided, however, that if the indemnifying party is contesting such
       --------- -------
claim in good faith and has assumed the defense of such claim from the indemnified party, the indemnified party waives any right to indemnity therefor.

          (d) In the event that the indemnifying party reimburses the indemnified party with respect to any third party claim and the indemnified party subsequently receives reimbursement from another person with respect to that third party claim, then the indemnified party shall remit such reimbursement from such other person to the indemnifying party within thirty
(30) days of receipt thereof.

SECTION 11  TERMINATION

    Section 11.1  Termination by Either Party.
                  ---------------------------

          (a) This Agreement may be terminated with or without cause by either party upon thirty (30) days written notice to the other party, provided that the delivery requirements and other terms of this Agreement have been fully complied with as to prior Settlements.

          (b) After termination pursuant to Section 11.1(a), the provisions of
                                            ---------------
this Agreement shall continue to apply to any Loans previously transferred from Seller to Buyer pursuant to this Agreement.

    Section 11.2 Termination by Buyer. This Agreement may be immediately
                 --------------------
terminated by Buyer, at Buyer's sole option, upon notice to Seller upon the occurrence of any of the following events ("Termination Events"):
                                            ------------------

          (a) Seller breaches or fails to comply with any term or condition of this Agreement and fails to cure such breach or failure within fifteen (15) days of receipt of notice thereof from Buyer;

          (b) Any of Seller's representations or warranties in Sections 4.1 or
                                                               ---------------
    4.2 of this Agreement is untrue in any material respect;
    ---

          (c) Notwithstanding Section 11.2(a), Seller does not deliver the Loans
                              ---------------
    or any Loan Document relating to such Loans within the time periods stated in this Agreement;

          (d) Notwithstanding Sections 11.2(a) and 11.2(b), any document or
                              ----------------------------
    paper delivered hereunder is incorrect in any material respect or otherwise does not comply with the terms and provisions of this Agreement;

                                              Continuing Loan Purchase Agreement
                                                                         Page 37

          (e) Any material reduction in Seller's net worth occurs, as determined solely by Buyer;

          (f) A petition for involuntary bankruptcy is filed against Seller, or Seller is adjudged bankrupt or insolvent by a court of competent jurisdiction or a regulatory agency, or a court of competent jurisdiction or a regulatory agency appoints a receiver, liquidator, conservator, or trustee for Seller or all or substantially all of its assets, or approves any petition filed against Seller for its reorganization;

          (g) Seller institutes proceedings for voluntary bankruptcy, files a petition seeking reorganization under the Federal Bankruptcy Code, files under any law for the relief of debtors, consents to the appointment of a receiver of all or substantially all of its property, makes a general assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due;

          (h) Seller merges with or consolidates into another corporation, sells or otherwise disposes of all or substantially all of its property and assets, or permits any change to occur in the stock ownership of Seller which would transfer effective voting control from the persons now exercising such control to others; or

          (i) The placement of Seller on probation or restriction of its activities in any manner by a Federal or state government agency, including FHLMC, FNMA, or GNMA.

    Section 11.3  Effect of Termination. Upon expiration of the thirty (30) day
                  ---------------------
notice period pursuant to Section 11.1(a) or upon written notice to Seller
                          --------------
pursuant to Section 11.2 that a Termination Event has occurred, this Agreement
            ------------
shall be of no force and effect and the parties' obligations to each other hereunder shall cease; provided, however, that each party shall continue to have
                       --------- -------
such obligations as may remain with respect to all Loans acquired by Buyer in Settlements that have occurred prior to the date on which this Agreement terminates.

SECTION 12  MISCELLANEOUS

    Section 12.1  No Waiver. Failure or delay on the part of Buyer to audit any
                  ---------
Loan or to exercise any right provided for herein, shall not act as a waiver thereof, nor shall any single or partial exercise of any right by Buyer or Seller preclude any other or further exercise thereof. In no event shall a term or provision of this Agreement be deemed to have been waived, modified or amended, unless said waiver, modification or amendment is in writing and signed by the parties hereto. Notwithstanding any investigation conducted before or after the purchase of any Loan, and notwithstanding any actual or implied knowledge or notice of any facts or circumstances which Buyer may have as a result of such investigation or otherwise, Buyer shall be entitled to rely upon the warranties, representations, and covenants of Seller in this Agreement, and the obligations of Seller with respect thereto shall survive the purchase of said Loans by Buyer and inure to the benefit of all future assignees of said Loans.


                                              Continuing Loan Purchase Agreement

    Section 12.2 Amendment and Modification. Subject to applicable law, this
                 -------------------------
Agreement may not be amended, modified, or supplemented except in writing signed by both parties.

    Section 12.3 Notices. All notices, requests, demands, consents, approvals,
                 -------
agreements, or other communications, to or by a party to this Agreement shall:

          (a) be in writing addressed to the authorized address of the recipient set out in Section 12.3(c) of this Agreement or to such other address as
               ---------------
    such recipient may have notified the sender;

          (b) be signed by an authorized officer of the sender (if necessary) or an employee of the sender; and

          (c) be delivered in person or sent by registered or certified mail return receipt requested, facsimile transmission, or by overnight courier and be
------------------------
deemed to be duly given or made:

              (i) in the case of delivery in person, when delivered to the recipient at such address;

              (ii) in the case of registered or certified mail, three days after the date of mailing;

              (iii) in the case of overnight courier, two days after shipment or the date of receipt, whichever is earlier; or

              (iv) in the case of facsimile transmission when received in legible form by the recipient at such address and in the event that the recipient has been requested to acknowledge receipt of the entire facsimile transmission, upon the sending or receiving the acknowledgment of receipt (which acknowledgment the recipient will promptly give);

but if such delivery or dispatch is later than 5:00 p.m. local time on a Business Day or occurs on a day which is not a Business Day, it will be deemed to have been duly given or made at the commencement of business on the next Business Day.

Notices may be sent
    to Buyer:           AMRESCO Residential Capital Markets, Inc.
                        c/o AMRESCO Residential Credit Corporation
                        3401 Centrelake Drive, Suite 480
                        Ontario, California 91761
                        Attention: Jason R. Marx
                        Fax No.: (909) 390-5570

                                              Continuing Loan Purchase Agreement
                                                                         Page 39
with copy to:           AMRESCO Residential Capital Markets, Inc.
                        700 North Pearl Street
                        Suite 2400, LB #342
                        Dallas, Texas 75201
                        Attention:  General Counsel
                        Fax No.: (214) 953-7757

to Seller:              Pan American Bank, F.S.B.
                        1300 South El Camino Real
                        Suite 320
                        San Mateo, California 94401
                        Attention:  Blair Kenny, Vice President
                        Fax No.: (415)345-0323

to New Servicer:        Advanta Mortgage Corp. USA
                        16875 West Bernardo Drive
                        San Diego, California 92128
                        Attention:  SVP Loan Servicing
                        Fax No: (714) 674-1353

or to such other address as Buyer, Seller and New Servicer shall have specified in writing to each other.

    Section 12.4 Expenses. Each party hereto shall bear its own expenses,
                 --------
including the fees of any attorneys, accountants, or others engaged by such party, in connection with this Agreement and the transactions contemplated hereby, except as otherwise expressly provided herein.

    Section 12.5 No Remedy Exclusive. No remedy under this Agreement is intended
                 -------------------
to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies under this Agreement or existing at law or in equity.

    Section 12.6 Independent Contractor. Nothing herein contained shall be
                 ----------------------
deemed or construed to create a partnership or joint venture between Seller and Buyer. In the performance of its duties or obligations under this Agreement or any other contract, commitment, undertaking, or agreement made pursuant to this Agreement, neither Seller nor Buyer shall be deemed to be, or permit itself to be, understood to be the employee or agent of the other and shall at all times take whatever measures as are necessary to insure that its status shall be that of an independent contractor operating as a separate entity. None of Seller's or Buyer's employees, agents or servants is entitled to the benefits that are provided to the employees of the other party. Each party is solely interested in the results obtained under this Agreement and therefore the manner and means of conducting the other party's business affairs are under the sole control of such other party and such other party shall be solely and entirely responsible for its acts and for the acts of its agents, employees, and servants.

                                              Continuing Loan Purchase Agreement

    Section 12.7 Severability. If any one or more of the provisions of this
                 ------------
Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party hereto waives any provision of law which renders any provision of this Agreement invalid, illegal, or unenforceable in any respect, unless material to the purpose of this Agreement.

    Section 12.8 Entire Agreement.  Seller and Buyer each acknowledge that no
                 ----------------
representations, agreements, or promises were made to such party by the other party or any of its employees other than those representations, agreements, or promises specifically contained herein. This Agreement and any Schedules and Exhibits hereto constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated hereby. This Agreement supersedes any prior agreement and understanding with respect to these matters and transactions.

    Section 12.9 Assignment. Except as set forth in the following sentence,
                 ----------
neither party shall have the right to assign any of its duties, obligations, or rights under this Agreement without the prior written consent of the other. Buyer shall have the right to assign its rights under this Agreement to any Affiliate or to any successor holder of the Notes.

    Section 12.10 Captions. The captions in this Agreement are for convenience
                  --------
only, do not form a part of this Agreement, and do not in any way modify, interpret, or construe the intentions of the parties hereto.

    Section 12.11 Governing Law. This Agreement shall be governed by and be
                  -------------
constructed in accordance with the laws of the State of California, without regard to the conflicts of laws rules thereof.

    Section 12.12 Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

    Section 12.13 Drafting. Each party acknowledges that its legal counsel
                  --------
participated in the preparation of this Agreement. The parties therefore stipulate that the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor any party against the other.

    Section 12.14 Choice of Forum. Any judicial proceeding brought against any
                  ---------------
of the parties hereto with respect to this Agreement shall be brought in any court of competent jurisdiction in either Los Angeles or Orange County, California, or Dallas County, Texas or in the Federal District Court for the Northern District of the State of Texas or the Central District of the State of California, irrespective of where such party may be located at the time of such proceeding, and by execution and delivery of this Agreement, each of the parties to this Agreement hereby consents to the exclusive jurisdiction of any such court and waives any defense or opposition to such jurisdiction.

                                              Continuing Loan Purchase Agreement
                                                                         Page 41

Section 12.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST
              --------------------
EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.



                          [INTENTIONALLY LEFT BLANK]

                                              Continuing Loan Purchase Agreement
                                                                         Page 42

    IN WITNESS WHEREOF, Buyer and Seller have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

                                    BUYER:

                                    AMRESCO Residential Capital Markets, Inc., a
                                    Delaware corporation


                                    By: /s/ JASON R.  MARX
                                       -----------------------------
                                    Printed Name: Jason R.  Marx
                                                 -------------------
                                    Title: Vice President
                                          --------------------------


                                    SELLER:

                                    Pan American Bank, F.S.B.,
                                    a federal savings bank

                                    By: /s/ LAWRENCE J. GRILL
                                       -----------------------------
                                    Printed name: Lawrence J. Grill
                                                 -------------------
                                    Title: President
                                          --------------------------
                                              Continuing Loan Purchase Agreement
                                                                         Page 43